Supplement Dated February 22, 2011 to your Prospectus

The following language is added under Florida in Section 8.b State Variations:

Florida - If you were age 65 or older on the Contract issue date, CDSC will be capped at 10% of the amount withdrawn. Certain exceptions apply.  Please review your contract for further information.

This Supplement should be retained with your Prospectus for future reference.

HV-8068